JAMES ALPHA EVENT DRIVEN CAYMAN FUND LTD.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ] 2021 by and between James Alpha Event Driven Cayman Fund Ltd., a Cayman Islands company (the “Company”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Company is incorporated as an Exempted Company under The Companies Laws (2007) Revision of the Cayman Islands; and

WHEREAS, the sole shareholder of the Company is James Alpha Event Driven Fund (the “Sole Shareholder”), a series of the James Alpha Funds Trust (the “Trust”), a Delaware statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Company desires to retain the Adviser to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Company hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors.

2.	DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Company and shall supervise the investment and reinvestment of cash, securities or other properties comprising the Company’s assets consistent with the Company’s investment objectives, policies and restrictions, as stated in the Sole Shareholder’s current Prospectus and Statement of Additional Information, subject at all times to the policies and control of the Directors of the Company. The Adviser shall maintain the books and records related to the Adviser’s services except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Company. The Adviser shall deliver to the Company’s Board of Directors such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Company. In connection with the foregoing, the Adviser is authorized to determine the percentage of the Company’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to

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have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Company, for broker- dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Company’s Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Company may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934 or any successor provision, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

(b)  The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with (i) the Advisers Act and any rules and regulations thereunder, (ii) the provisions of the Company’s Memorandum of Association and Articles of Association, as the same may be amended from time to time, and (iii) and any other applicable state, foreign and/or self-regulatory organization law and regulations.

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4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Adviser to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company’s Board of Directors may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.	EXPENSES.

(a)  With respect to the operation of the Company, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder. If the Adviser has agreed to limit the operating expenses of the Company, the Adviser shall also be responsible for any Company operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to,: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Directors that are properly payable by the Company; salaries and expenses of officers of the Company, and fees and expenses of members of the Company’s Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; expenses incurred in connection with liquidating or reorganizing the Company; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Adviser may voluntarily absorb certain Company expenses or waive the Adviser’s own advisory fee.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which

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the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Company shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Company pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Company and paid to the Adviser by the fifth business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Company and as required under any expense limitation applicable to the Company.

(e)  To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Company, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Adviser.

8.  CONFLICTS WITH COMPANY’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Articles of Association, Memorandum of Association, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company. In this connection, the Adviser acknowledges that the Board of Directors of the Company retain ultimate plenary authority over the Company and may take any and all actions necessary and reasonable to protect the interests of shareholders.

9.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Company’s administrator and to permit such compliance inspections by the Company’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors of the Company.

10.	ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Company for any loss (including brokerage charges) incurred by the Company as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations established by the Company’s Board of Directors. The Company agrees to provide the

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Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities law or state law.

(c)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

11.   NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Company’s employment of the Adviser is not an exclusive arrangement. The Company may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Company under this Agreement.

12.	TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue in effect thereafter unless and until the Agreement is terminated in accordance with the termination provisions described in Section 13 of this Agreement.

(b)  The Company may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name connected with the Adviser.

13.	TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by: (i) the Company or, for so long as the Sole Shareholder is the sole shareholder of the Company, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Sole Shareholder, upon written notice to the Adviser; or (ii) by the Adviser, upon one hundred and eighty (180) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

14.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court

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decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.  COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA EVENT DRIVEN CAYMAN	JAMES ALPHA ADVISORS, LLC
FUND LTD.

By:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

James Alpha Event Driven Cayman

Fund Ltd.

Annual Fee Rate 1.00% of average daily net assets

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JAMES ALPHA FAMILY OFFICE CAYMAN FUND LTD.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ] 2021, by and between James Alpha Family Office Cayman Fund Ltd., a Cayman Islands company (the “Company”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Company is incorporated as an Exempted Company under The Companies Laws (2007) Revision of the Cayman Islands; and

WHEREAS, the sole shareholder of the Company is James Alpha Family Office Fund (the “Sole Shareholder”), a series of the James Alpha Funds Trust (the “Trust”), a Delaware statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Company desires to retain the Adviser to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Company hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors.

2.	DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Company and shall supervise the investment and reinvestment of cash, securities or other properties comprising the Company’s assets consistent with the Company’s investment objectives, policies and restrictions, as stated in the Sole Shareholder’s current Prospectus and Statement of Additional Information, subject at all times to the policies and control of the Directors of the Company. The Adviser shall maintain the books and records related to the Adviser’s services except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Company. The Adviser shall deliver to the Company’s Board of Directors such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Company. In connection with the foregoing, the Adviser is authorized to determine the percentage of the Company’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the

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Company, for broker- dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Company’s Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Company may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934 or any successor provision, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

(b)	The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with (i) the Advisers Act and any rules and regulations thereunder, (ii) the provisions of the Company’s Memorandum of Association and Articles of Association, as the same may be amended from time to time, and (iii) and any other applicable state, foreign and/or self-regulatory organization law and regulations.

4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Adviser to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or

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different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company’s Board of Directors may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.	EXPENSES.

(a)  With respect to the operation of the Company, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder. If the Adviser has agreed to limit the operating expenses of the Company, the Adviser shall also be responsible for any Company operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to,: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Directors that are properly payable by the Company; salaries and expenses of officers of the Company, and fees and expenses of members of the Company’s Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; expenses incurred in connection with liquidating or reorganizing the Company; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)	The Adviser may voluntarily absorb certain Company expenses or waive the Adviser’s own advisory fee.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which

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the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Company shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Company pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Company and paid to the Adviser by the fifth business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Company and as required under any expense limitation applicable to the Company.

(e)  To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Company, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Adviser.

8.  CONFLICTS WITH COMPANY’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Articles of Association, Memorandum of Association, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company. In this connection, the Adviser acknowledges that the Board of Directors of the Company retain ultimate plenary authority over the Company and may take any and all actions necessary and reasonable to protect the interests of shareholders.

9.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Company’s administrator and to permit such compliance inspections by the Company’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors of the Company.

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10.	ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Company for any loss (including brokerage charges) incurred by the Company as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations established by the Company’s Board of Directors. The Company agrees to provide the Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities law or state law.

(c)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

11.   NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Company’s employment of the Adviser is not an exclusive arrangement. The Company may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Company under this Agreement.

12.	TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue in effect thereafter unless and until the Agreement is terminated in accordance with the termination provisions described in Section 13 of this Agreement.

(b)  The Company may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name connected with the Adviser.

13.	TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by: (i) the Company or, for so long as the Sole Shareholder is the sole shareholder of the Company, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Sole Shareholder, upon written notice to the Adviser; or (ii) by the Adviser, upon one hundred and eighty (180) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof.

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(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

14.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.  COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA FAMILY OFFICE CAYMAN	JAMES ALPHA ADVISORS, LLC
FUND LTD.

By:	By:
Name:	Name:
Title:	Title:

6

SCHEDULE A

James Alpha Family Office Cayman Fund Ltd.

Annual Fee Rate 1.20% of average daily net assets

7

JAMES ALPHA CAYMAN COMMODITY FUND I LTD. INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ] 2021, by and between James Alpha Cayman Commodity Fund I Ltd., a Cayman Islands company (the “Company”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Company is incorporated as an Exempted Company under The Companies Laws (2007) Revision of the Cayman Islands; and

WHEREAS, the sole shareholder of the Company is James Alpha Macro Fund (the “Sole Shareholder”), a series of the James Alpha Funds Trust (the “Trust”), a Delaware statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Company desires to retain the Adviser to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Company hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors.

2.	DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Company and shall supervise the investment and reinvestment of cash, securities or other properties comprising the Company’s assets consistent with the Company’s investment objectives, policies and restrictions, as stated in the Sole Shareholder’s current Prospectus and Statement of Additional Information, subject at all times to the policies and control of the Directors of the Company. The Adviser shall maintain the books and records related to the Adviser’s services except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Company. The Adviser shall deliver to the Company’s Board of Directors such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Company. In connection with the foregoing, the Adviser is authorized to determine the percentage of the Company’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Company, for broker- dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use

1

such affiliated broker or dealer by the Company’s Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Company may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934 or any successor provision, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

(b)  The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with (i) the Advisers Act and any rules and regulations thereunder, (ii) the provisions of the Company’s Memorandum of Association and Articles of Association, as the same may be amended from time to time, and (iii) and any other applicable state, foreign and/or self-regulatory organization law and regulations.

4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Adviser to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

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5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company’s Board of Directors may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.	EXPENSES.

(a)  With respect to the operation of the Company, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder. If the Adviser has agreed to limit the operating expenses of the Company, the Adviser shall also be responsible for any Company operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to,: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Directors that are properly payable by the Company; salaries and expenses of officers of the Company, and fees and expenses of members of the Company’s Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; expenses incurred in connection with liquidating or reorganizing the Company; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Adviser may voluntarily absorb certain Company expenses or waive the Adviser’s own advisory fee.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Company shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Company pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

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(b)  The management fee shall be accrued daily by the Company and paid to the Adviser by the fifth business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Company and as required under any expense limitation applicable to the Company.

(e)  To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Company, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Adviser.

8.  CONFLICTS WITH COMPANY’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Articles of Association, Memorandum of Association, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company. In this connection, the Adviser acknowledges that the Board of Directors of the Company retain ultimate plenary authority over the Company and may take any and all actions necessary and reasonable to protect the interests of shareholders.

9.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Company’s administrator and to permit such compliance inspections by the Company’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors of the Company.

10.	ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Company for any loss (including brokerage charges) incurred by the Company as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations established by the Company’s Board of Directors. The Company agrees to provide the Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities law or state law.

(c)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and

4

defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

11. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Company’s employment of the Adviser is not an exclusive arrangement. The Company may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Company under this Agreement.

12.	TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue in effect thereafter unless and until the Agreement is terminated in accordance with the termination provisions described in Section 13 of this Agreement.

(a)   The Company may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name connected with the Adviser.

13.	TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by: (i) the Company or, for so long as the Sole Shareholder is the sole shareholder of the Company, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Sole Shareholder, upon written notice to the Adviser; or (ii) by the Adviser, upon one hundred and eighty (180) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

14.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.   COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION

5

HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA CAYMAN COMMODITY FUND I LTD.	JAMES ALPHA ADVISORS, LLC

By:	By:
Name:	Name:
Title:	Title:

6

SCHEDULE A

James Alpha Cayman Commodity Fund I Ltd.

Annual Fee Rate 1.10% of average daily net assets

7

JAMES ALPHA RELATIVE VALUE CAYMAN FUND LTD. INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ] 2021, by and between James Alpha Relative Value Cayman Fund Ltd., a Cayman Islands company (the “Company”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Company is incorporated as an Exempted Company under The Companies Laws (2007) Revision of the Cayman Islands; and

WHEREAS, the sole shareholder of the Company is James Alpha Relative Value Fund (the “Sole Shareholder”), a series of the James Alpha Funds Trust (the “Trust”), a Delaware statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Company desires to retain the Adviser to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  APPOINTMENT OF ADVISER. The Company hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors.

2.	DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Company and shall supervise the investment and reinvestment of cash, securities or other properties comprising the Company’s assets consistent with the Company’s investment objectives, policies and restrictions, as stated in the Sole Shareholder’s current Prospectus and Statement of Additional Information, subject at all times to the policies and control of the Directors of the Company. The Adviser shall maintain the books and records related to the Adviser’s services except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Company. The Adviser shall deliver to the Company’s Board of Directors such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Company. In connection with the foregoing, the Adviser is authorized to determine the

1

percentage of the Company’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Company, for broker- dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Company’s Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Company may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934 or any successor provision, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

(b)	The Adviser shall maintain all licenses and registrations necessary to perform its duties
2

hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with (i) the Advisers Act and any rules and regulations thereunder, (ii) the provisions of the Company’s Memorandum of Association and Articles of Association, as the same may be amended from time to time, and (iii) and any other applicable state, foreign and/or self-regulatory organization law and regulations.

4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Adviser to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company’s Board of Directors may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.	EXPENSES.

(a)  With respect to the operation of the Company, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder. If the Adviser has agreed to limit the operating expenses of the Company, the Adviser shall also be responsible for any Company operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to,: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Directors that are properly payable by the Company; salaries and expenses of officers of the Company, and fees and expenses of members of the Company’s Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of

3

registering and maintaining registration of its shares for sale under applicable laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; expenses incurred in connection with liquidating or reorganizing the Company; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Adviser may voluntarily absorb certain Company expenses or waive the Adviser’s own advisory fee.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Company shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Company pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Company and paid to the Adviser by the fifth business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Company and as required under any expense limitation applicable to the Company.

(e)  To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Company, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Adviser.

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8.  CONFLICTS WITH COMPANY’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Articles of Association, Memorandum of Association, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company. In this connection, the Adviser acknowledges that the Board of Directors of the Company retain ultimate plenary authority over the Company and may take any and all actions necessary and reasonable to protect the interests of shareholders.

9.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Company’s administrator and to permit such compliance inspections by the Company’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors of the Company.

10.	ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Company for any loss (including brokerage charges) incurred by the Company as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations established by the Company’s Board of Directors. The Company agrees to provide the Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities law or state law.

(c)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

11.  NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Company’s employment of the Adviser is not an exclusive arrangement. The Company may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser

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expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Company under this Agreement.

12.	TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue in effect thereafter unless and until the Agreement is terminated in accordance with the termination provisions described in Section 13 of this Agreement.

(b)  The Company may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name connected with the Adviser.

13.	TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by: (i) the Company or, for so long as the Sole Shareholder is the sole shareholder of the Company, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Sole Shareholder, upon written notice to the Adviser; or (ii) by the Adviser, upon one hundred and eighty (180) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.  COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

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JAMES ALPHA RELATIVE VALUE	JAMES ALPHA ADVISORS, LLC
CAYMAN FUND LTD.

By:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

James Alpha Relative Value Cayman Fund Ltd.

Annual Fee Rate 1.00% of average daily net assets

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JAMES ALPHA TOTAL HEDGE CAYMAN FUND LTD. INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of the [ ] day of [ ] 2021, by and between James Alpha Total Hedge Cayman Fund Ltd., a Cayman Islands company (the “Company”), and James Alpha Advisors, LLC (the “Adviser”).

WITNESSETH:

WHEREAS, the Company is incorporated as an Exempted Company under The Companies Laws (2007) Revision of the Cayman Islands; and

WHEREAS, the sole shareholder of the Company is James Alpha Total Hedge Portfolio (the “Sole Shareholder”), a series of the James Alpha Funds Trust (the “Trust”), a Delaware statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Company desires to retain the Adviser to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Company hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors.

2.	DUTIES OF ADVISER.

(a)  GENERAL DUTIES. The Adviser shall act as investment adviser to the Company and shall supervise the investment and reinvestment of cash, securities or other properties comprising the Company’s assets consistent with the Company’s investment objectives, policies and restrictions, as stated in the Sole Shareholder’s current Prospectus and Statement of Additional Information, subject at all times to the policies and control of the Directors of the Company. The Adviser shall maintain the books and records related to the Adviser’s services except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Company. The Adviser shall deliver to the Company’s Board of Directors such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

The Adviser is authorized to delegate its duties hereunder to one or more sub-advisers pursuant to a written agreement under which the sub-advisers shall furnish the services specified therein to the Adviser or the Company. In connection with the foregoing, the Adviser is authorized to determine the percentage of the Company’s assets for which a sub-adviser will have sub-advisory responsibility. The Adviser will continue to

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have responsibility for all investment advisory services furnished pursuant to any agreement with any sub-adviser.

(b)  BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Company, for broker- dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Company’s Board of Directors. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Directors of the Company may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934 or any successor provision, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Company, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients. Any sub-advisers that the Adviser employs shall be subject to, and be entitled to the benefits of, the provisions of this subsection (b).

3.	REPRESENTATIONS OF THE ADVISER.

(a)  The Adviser shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

(b)  The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with (i) the Advisers Act and any rules and regulations thereunder, (ii) the provisions of the Company’s Memorandum of Association and Articles of Association, as the same may be amended from time to time, and (iii) and any other applicable state, foreign and/or self-regulatory organization law and regulations.

4.  INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an

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independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Adviser to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.  ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Company’s Board of Directors may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6.	EXPENSES.

(a)  With respect to the operation of the Company, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment necessary for the Adviser to perform its duties hereunder. If the Adviser has agreed to limit the operating expenses of the Company, the Adviser shall also be responsible for any Company operating expenses that exceed the agreed upon expense limit in accordance with such agreement.

(b)  The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with its organization; marketing and distribution; the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company’s shareholders and Board of Directors that are properly payable by the Company; salaries and expenses of officers of the Company, and fees and expenses of members of the Company’s Board of Directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; expenses incurred in connection with liquidating or reorganizing the Company; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)  The Adviser may voluntarily absorb certain Company expenses or waive the Adviser’s own advisory fee.

(d)  To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of

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personnel performing such services.

7.	INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)  The Company shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Company pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)  The management fee shall be accrued daily by the Company and paid to the Adviser by the fifth business day of the succeeding month.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)  The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Company and as required under any expense limitation applicable to the Company.

(e)  To the extent that the Adviser defers advisory fees or absorbs operating expenses of the Company, the Adviser may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. Such payment may occur in fiscal or calendar years subsequent to the fiscal or calendar year in which the fee or expense was deferred or absorbed. The waiver or assumption and reimbursement by the Adviser of any expense of the Company that the Adviser is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Adviser to waive, assume, or reimburse the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Adviser.

8.  CONFLICTS WITH COMPANY’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Articles of Association, Memorandum of Association, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the conduct of the affairs of the Company. In this connection, the Adviser acknowledges that the Board of Directors of the Company retain ultimate plenary authority over the Company and may take any and all actions necessary and reasonable to protect the interests of shareholders.

9.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Company’s administrator and to permit such compliance inspections by the Company’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Directors of the Company.

10.	ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)  The Adviser shall be liable to the Company for any loss (including brokerage charges) incurred by the Company as a result of any investment made by the Adviser or any Sub-Adviser that is inconsistent with the investment limitations established by the Company’s Board of Directors. The Company agrees to provide the Adviser prior written notice of any change to such investment limitations.

(b)  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services

4

hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Company or any shareholder of the Company may have under any federal securities law or state law.

(c)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

11.   NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Company’s employment of the Adviser is not an exclusive arrangement. The Company may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Company under this Agreement.

12.	TERM.

(a)  This Agreement shall become effective on the date first above written and shall continue in effect thereafter unless and until the Agreement is terminated in accordance with the termination provisions described in Section 13 of this Agreement.

(b)  The Company may use the name “James Alpha” or any name derived therefrom only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Company shall cease to use such a name or any other name connected with the Adviser.

13.	TERMINATION; NO ASSIGNMENT.

(a)  This Agreement may be terminated by: (i) the Company or, for so long as the Sole Shareholder is the sole shareholder of the Company, by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Sole Shareholder, upon written notice to the Adviser; or (ii) by the Adviser, upon one hundred and eighty (180) days’ written notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof.

(b)  This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

14.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

15.  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with,

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the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

17.   COMMODITY FUTURES TRADING COMMISSION. PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

JAMES ALPHA TOTAL HEDGE	JAMES ALPHA ADVISORS, LLC
CAYMAN FUND LTD.

By:	By:
Name:	Name:
Title:	Title:
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SCHEDULE A

James Alpha Total Hedge Cayman Fund Ltd.

Annual Fee Rate 1.0% of average daily net assets

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